                                                                 EXHIBIT 10.8(a)

Cinemark U.S.A., Inc.
Suite 800
7502 Greenville Avenue
Dallas, Texas 75231-3830
214o696o1644
FAX 214o696o3946


                                     [DATE]


[NAME]


         RE:      Stock Options

Dear:

         In consideration for your services as a director of Cinemark USA, Inc. (the "Company"), the Company is pleased to grant to you options (the "Options") to purchase 300 shares of the Class B Common Stock of the Company (the "Common Stock") upon the terms set forth in this letter. The Options evidenced by this letter are granted subject to the following terms and conditions:

          1. Date of Grant. The "Date of Grant" for purposes of this letter is the date set forth above.

          2. Term of Options. Except as otherwise provided in this letter, you may exercise all or part of the Options granted under this letter at any time and from time to time during the period commencing on June 1, 1997 and ending on the tenth anniversary of the Date of Grant.

          3. Exercise Price. The exercise price of the Options is $833.34 per share of Common Stock.

          4. Manner of Exercise. Shares of Common Stock purchased upon exercise of an Option shall at the time of purchase be paid for in full. Options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the Option is being exercised and the time of delivery thereof which shall beat least fifteen days after the giving of such notice unless an earlier date shall have been mutually agreed upon, accompanied by full payment for the shares by certified or official bank check or the equivalent thereof acceptable to the Company. At the time of delivery, the Company shall, without stock transfer or issue tax to you (or other person entitled to exercise the Option), deliver to you (or to such other person) at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for such shares, provided, however, that the time of delivery may be postponed by the

               Company for such period as may be required for it with reasonable diligence to comply with any requirements of law, including making provision for the deduction and withholding of amounts required to be deducted and withheld under applicable local, state, and federal income tax laws (which provision may require additional payment by you). If the Common Stock issuable upon exercise is not registered under the Securities Act of 1933 (the "Act"), then the Company at the time of exercise will require in addition that the registered owner deliver an investment representation in form acceptable to the Company, and the Company will place a legend on the certificate for such Common Stock restricting the transfer of same. At no time shall the Company have any obligation or duty to register under the Act the Common Stock issuable upon exercise of the Options or securities into which the Common Stock may be converted.

          5. Non-Assignability of Option Rights. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During your lifetime, the Option is exercisable only by you.

          6.   Termination as Director.

               (a) Prior to June 1, 1997, if you no longer serve as a director of the Company for any reasons, the Options shall expire upon your resignation or removal as a director of the Company.

               (b)  On or after June 1, 1997:

                    (i) In the event that you die while serving as a director of Company or if you no longer serve as a director of the Company as a result of your disability, you, your estate or beneficiary shall have the right to exercise the Options at any time within six months from the date of your death or resignation or removal due to disability, as the case may be. For purposes of this letter, you shall be considered disabled if the board of directors of the Company determines in its sole discretion that you are no longer able to adequately fulfill your responsibilities as a director of the Company.

                    (ii) In the event that you resign as a director of the Company for reasons other than your disability or your requested resignation by the board of directors of the Company, you shall have the right to exercise the Options at any time within three months after your resignation.

                    (iii) In the event that the board of directors requests your resignation or you are removed as a director by action of the shareholders of the Company, the Options shall terminate immediately upon such removal and may not thereafter be exercised.

          7. Adjustment of Options on Recapitalization. The number of shares covered by each outstanding Option and the exercise price per share for each such Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from the subdivision or consolidation of shares or the payment of a stock dividend after the Date of Grant of the Options, or other increase in such shares effected without receipt of consideration by the Company, provided, however, that any Options to purchase fractional shares resulting from any such adjustment shall be eliminated.

          8.   Expiration of Options Upon Reorganization or Public Offering. If
               (i) the Company shall at any time participate in a merger, consolidation, liquidation, or other reorganization affecting the capital structure of the Company and (A) the Company is not the surviving entity or (B) the Company is the surviving entity and the holders of Company Common Stock are required to exchange their shares for property and/or securities or (ii) the Company shall publicly offer shares of its stock, the Company shall give you written notice of such fact on or before 15 days before such reorganization or public offering and the Options shall be exercisable in full after receipt of such notice and prior to such reorganization or public offering. All Options not exercised prior to such reorganization or public offering shall expire on the occurrence of such reorganization or public offering. A sale of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a reorganization of which the Company is not a surviving entity for the foregoing purposes.

          9. Dissolution of Company. In the event of the proposed dissolution or liquidation of the Company, the Options granted hereunder shall terminate as of a date to be fixed by the board of directors, provided that not less than 30 days prior written notice of the date so fixed shall be given to you and you shall have the right, during the period of 30 days preceding such termination, to exercise the Options.

          10. Rights as a Shareholder. You shall have no rights as a shareholder with respect to any shares of Common Stock of the Company held under the Options until the date of issuance of the stock certificates to you for such shares. Except as provided in
               Section 7, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

          11. Stock Restrictions. Shares of the Company's Common Stock purchased upon exercise of the Options shall not be converted into any other security of the Company or transferred, pledged, assigned or encumbered except (i) in the event that a class of common stock of the Company becomes publicly traded, or (ii) as otherwise may be permitted in the sole discretion of the board of directors of the Company. Such restrictions shall apply to any other security into which shares of Common Stock may be converted. Certificates evidencing shares of the Company's Common Stock purchased upon the exercise of the Options shall be endorsed with a legend in substantially the following form:

                    THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED

                    EXCEPT PURSUANT TO THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER HEREOF. IN ADDITION, THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR, OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT, APPLICABLE STATE SECURITIES LAWS AND THE RULES AND REGULATIONS THEREUNDER. BY ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT SUCH HOLDER IS ACQUIRING THESE SECURITIES FOR INVESTMENT.

          12.  Company's Right to Purchase Option Shares.

                    (i) In the event that no public market exists for any class of common stock of the Company at any time prior to your resignation or removal as a director of the Company for any reason whatsoever, then the Company shall have the right, exercisable within 60 days after the later of (i) the date of your resignation or removal as a director of the Company or (ii) the date of the exercise by any person of the Options pursuant to any provision of this letter, to purchase any shares of Common Stock (or securities into which any Common Stock has been converted) that were acquired pursuant to the exercise of any Options under this letter ("Option Shares"). To the extent that you hold exercisable Options at the time of your resignation or removal as a director of the Company, the Company may elect to purchase such exercisable Options in the same manner as the Option Shares at a price equal to the Formula Value Per Option Share (as hereinafter defined) less the exercise price of such exercisable Options.

                    (ii) The price for the purchase of the Option Shares shall be equal to the product of (i) the Formula Value Per Option Share and (ii) the number of Option Shares being acquired. The Formula Value Per Option Share shall be determined in accordance with the following rules and definitions:

                         "Formula Value Per Option Share" on any date herein
                    specified shall mean the amount determined by the formula:

                                     V   =   (6xE)-D-M+C , where:
                                             -----------
                                                X + Y

                                     V   =   Formula Value Per Option Share

                                     E   =   EBITDA for the trailing 12 months
                                             as of the month-end prior to your
                                             resignation or removal.

                                     D   =   The outstanding balance of Funded
                                             Debt as of such month-end.

                                     M   =   The value of any Minority Interest
                                             as shown on the consolidated
                                             balance sheet of the Company as of
                                             such month end.

                                     C   =   Cash on the consolidated balance
                                             sheet of the Company and its
                                             Subsidiaries as of such month-end.

                                     X   =   The number of outstanding shares
                                             of all classes of common stock of
                                             the Company.

                                     Y   =   The number of shares of common
                                             stock of the Company then issuable
                                             under all outstanding options,
                                             warrants or other rights to acquire
                                             common stock or securities
                                             convertible into common stock of
                                             the Company.

                         "Cash" shall mean cash, cash equivalents, and
                    marketable securities.

                         "Debt" of the Company and its Subsidiaries shall mean
                    (a) all items of indebtedness or liability which in accordance with generally accepted accounting principles would be included in determining total consolidated liabilities as shown on the liability side of the Company's balance sheet as to the date as of which Debt is to be determined and (b) indebtedness secured by any mortgage, pledge, lien or security interest existing on property owned by the Company or its Subsidiaries, whether or not the indebtedness secured thereby shall have been assumed. Notwithstanding the foregoing, Debt shall not include any indebtedness or liability of the Company or its Subsidiaries under any capital equipment leases.

                         "Funded Debt" shall mean all Debt of the Company and
                    its Subsidiaries initially maturing by its terms more than one year after, or which is renewable or extendable at the option of the Company or any Subsidiary for a period ending one year or more after, the date as of which

                    Funded Debt is being determined, and shall include the current portion of such Debt. Funded Debt shall not include deferred lease expenses.

                         "Subsidiary" shall mean any corporation at least a
                    majority of whose outstanding voting stock shall at the time be owned by the Company or by one or more Subsidiaries and, to the extent not otherwise included in the Company's financial statements, any joint venture or partnership in which the Company has a direct or indirect interest to the extent of such interest.

                         "Minority Interest" shall mean the interest in any
                    Subsidiary held by parties other than the Company or its Subsidiaries.

                         "EBITDA" shall mean the earnings of the Company and its
                    Subsidiaries before interest, income taxes, depreciation and amortization as reported on the financial statements of the Company and its Subsidiaries for the applicable period during which EBITDA is determined.

                    (iii) To the extent that the Company has the right to
                          purchase Option Shares, the Company may exercise such right by delivery (upon or within sixty days after your resignation or removal as a director of the Company) of written notice to you stating the full number of Option Shares that the Company has elected to purchase, the purchase price per Option Share, and the time of purchase (which time shall not be earlier than 5 days from the date of notice). At the time of purchase, you shall deliver the certificate or certificates representing his Option Shares to the Company at its offices and shall execute any stock powers or other instruments as may be necessary to transfer full ownership of the Option Shares to the Company. At the time of purchase, the Company shall issue its own check or promissory note to you in an amount equal to the aggregate purchase price for the Option Shares for which the Company has exercised its right to purchase, less any amounts required to be withheld under applicable laws. The purchase price (or any portion thereof may be paid, in the sole discretion of the Company, by delivery of a one year promissory note bearing interest at the prime rate reported in the Wall Street Journal with payment of principal and interest subordinated to all senior credit facilities of the Company. The maturity date of such promissory note may be extended, in the sole discretion of the Company, as required to subordinate payment to any senior credit facility of the Company. In the event of your death, the Company's right to purchase and the manner of purchase shall apply with regard to your estate or beneficiary.

          13. Status of Options. Options granted pursuant to this letter are not intended to qualify as Incentive Stock Options within the meaning of Section 422A of the Internal Revenue Code of 1986 (the "Code"), and the terms of this letter and Options granted hereunder shall be so construed; provided, however, that nothing in this letter shall be interpreted as a representation, guarantee or other undertaking on the part of the Company that the Options granted pursuant to this letter are not, or will not be, determined to be Incentive Stock Options, within the meaning of Section 422A of the Code.

                                     CINEMARK USA, INC.


                                     By:
                                        ---------------------------------------
                                        Lee Roy Mitchell
                                        Chief Executive Officer




I hereby accept the Options granted under this letter and agree to hold the Options pursuant to the terms of this letter.


                                     By:
                                        ---------------------------------------